EXHIBIT 99.2

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                                 WHX CORPORATION

                             AS OF NOVEMBER 8, 1999

              Incorporated under the Laws of the State of Delaware


                                    ARTICLE I

                               OFFICES AND RECORDS

                  SECTION 1.1 Delaware Office. The principal office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle, and the name and address of its registered agent is The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Delaware.

                  SECTION 1.2 Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

                  SECTION 1.3 Books and Records. The books and records of the Corporation may be kept inside or outside the State of Delaware at such place or places as may from time to time be designated by the Board of Directors.

                                   ARTICLE II

                                  STOCKHOLDERS

                  SECTION 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on the last Friday in April of each year, if not a legal holiday, and if a legal holiday then on the next succeeding business day, at 10:00 A.M., local time, at the principal executive offices of the Corporation, or at such other date, place and/or time as may be fixed by resolution of the Board of Directors adopted at least ten (10) days prior to the date so fixed for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting.


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                  SECTION  2.2  Special  Meeting.  Subject  to the rights of the holders of any class of Preferred Stock, until June 30, 2001, a special meeting of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the "Whole Board"), and the Stockholders of the Corporation shall have no power to cause the Chairman of the Board or the Board of Directors to call a special meeting of stockholders. After June 30, 2001, a special meeting of stockholders may be called by the Chairman of the Board, by the Board of Directors pursuant to a resolution adopted by the Whole Board or by the Secretary at the direction of a majority of the voting power of all of the then outstanding shares of Voting Stock (as defined in Article FOURTH of the Certificate of Incorporation), voting together as a single class.

                  SECTION 2.3 Place of Meeting. The Board of Directors may designate the place of meeting for any annual meeting or for any special meeting of the stockholders called by the Board of Directors. If no designation is made by the Board of Directors, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation.

                  SECTION 2.4 Notices of Meeting. Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail the postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Business transacted at any special meeting shall be confined to the purpose or purposes stated in the notice of such special meeting. Meetings may be held without notice if all stockholders entitled to vote are present, of if notice is waived by those not present.

                  SECTION 2.5 Quorum. Except as otherwise provided by law or by the Certificate of Incorporation, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to

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time,  whether  or not  there is such a  quorum.  No notice of time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

                  SECTION 2.6 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder, or by his duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Corporation or his representative at or before the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless the proxy shall otherwise provide.

                  SECTION 2.7 Judge(s) of Election. The Board of Directors shall, in advance of each meeting of stockholders, elect up to three (3) judges, but no less than one (1) judge, of election to serve with respect to such meeting of stockholders, and if any judge so elected shall refuse to serve or shall not be present at such stockholders' meeting, he shall be replaced by the Board of Directors in advance of such meeting or by the Chairman of such meeting in advance of any voting at such meeting. All voting at stockholders' meetings shall be conducted solely under the direction of the judges, and the decision of a majority of the judges as to the outcome of all voting at such meetings shall be binding upon the Corporation and its stockholders in the absence of actual fraud in the decision of a majority of the judges. Any competent person over the age of twenty-one (21) may be appointed as a judge of election, other than any director or candidate for the office of director.

                  SECTION 2.8 Procedure for Election of Directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, except as otherwise set forth in any Preferred Stock Designation (as defined in Article FOURTH of the Certificate of Incorporation) with respect to the right of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect. Except as otherwise provided by law, the Certificate of Incorporation, any Preferred Stock Designation, the By-Laws of the Corporation or resolution adopted by the Whole Board, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.

                  SECTION 2.9 Action By Written Consent. Subject to the rights of the holders of any series of preferred stock of the Corporation, until June 30, 2001, no action of stockholders of the Corporation required or permitted to be taken at any annual

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or special  meeting of  stockholders  of the  Corporation may be taken without a meeting of stockholders, without prior written notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. After June 30, 2001, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all of the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or if the Certificate of Incorporation authorizes the action to be taken with the written consent of the holders of less than all of the Voting Stock who would have been entitled to vote upon the action if a meeting were held, then on the written consent of the stockholders having not less than such percentage of the total number of votes as may be authorized in the Certificate of Incorporation; provided that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the total required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

                  SECTION 2.10 Alien Stockholders. Except as otherwise provided by law, not more than twenty-five percent, or such other amount as provided under the Communications Act of 1934, and the rules and regulations promulgated thereunder, as the same may be amended from time to time (the "Act"), of the aggregate number of shares of capital stock of the Corporation outstanding in any class or series of the Corporation shall at any time be held or voted by or for the account of any Alien (as defined in Article TWELFTH of the Certificate of Incorporation). The Board of Directors may make such rules and regulations as it shall deem necessary or appropriate to enforce or waive the foregoing provisions of this Section 2.10.

                  SECTION 2.11 Ineligible Investors. No Ineligible Investor shall acquire or continue to hold or have the right to vote Common Stock. As used herein the term "Ineligible Investor" shall mean any person whose ownership or right to vote Common Stock would constitute a violation of the Act, or would be likely to prevent the Corporation from making any intended acquisition or undertaking any intended activity, in the opinion of counsel to the Corporation.

                  SECTION 2.12 Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as

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shall be brought  properly before such meeting in compliance with the procedures set forth in this Section 2.12.

                  (b) For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 2.12(b) (x) by a stockholder that holds of record stock of the Corporation entitled to vote at the annual meeting on such matter (including any election of a director) or (y) by a person (a "Nominee Holder") that holds such stock through a nominee or "street name" holder of record of such stock and can demonstrate to the Corporation such indirect ownership of, and such Nominee Holder's entitlement to vote, such stock on such matter. In addition to any other requirements under applicable law, the certificate of incorporation and these by-laws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a "Stockholder Notice") shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not less than ninety nor more than one hundred and twenty days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of (i) the close of business on the date ninety days prior to such Other Meeting Date or (ii) the close of business on the tenth day following the date on which such Other Meeting Date is first publicly announced or disclosed. Any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation at an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such person, the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, each such person's signed consent to serve as a director of the Corporation if elected, such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, in the case of a Nominee Holder, evidence establishing such

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Nominee Holder's indirect  ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting. Any stockholder who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting. As used in these by-laws, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "Exchange Act"). If a stockholder is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such stockholder's right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

                  Notwithstanding any provision of this Section 2.12 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of Directors and either all of the nominees for director at the next annual meeting of stockholders or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting as the result of any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

                  (c) Except as provided in the immediately following sentence, no matter shall be properly brought before a special meeting of stockholders unless such matter shall have been brought before the meeting pursuant to the Corporation's notice of such meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to

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vote for the election of such  director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the Corporation's notice of such meeting, but only if the Stockholder Notice required by Section 2.12(b) hereof shall be delivered to the
Secretary  of  the  Corporation  at  the  principal   executive  office  of  the
Corporation not later than the close of business on the tenth day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

                  (d) For purposes of this Section 2.12, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

                  (e) In no event shall the adjournment of an annual meeting or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 2.12. This Section 2.12 shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Exchange Act or (ii) any nomination of a director in an election in which only the holders of one or more series of Preferred Stock of the Corporation issued pursuant to Article FOURTH of the certificate of incorporation are entitled to vote (unless otherwise provided in the terms of such stock).

                  (f) The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 2.12 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

                                   ARTICLE III

                               BOARD OF DIRECTORS

                  SECTION 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

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                  SECTION 3.2 Number, Tenure and Qualifications.  Subject to the
rights of the holders of any class or series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board, provided, however, that in no event shall the Whole Board be greater than ten (10) directors. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. The initial term of office of directors of Class I expire at the annual meeting of stockholders in 1997; that of Class II shall expire at the annual meeting in 1998; and that of Class III shall expire at the annual meeting in 1999; and in all cases as to each director until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or incapacity. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected by a plurality of the votes cast to hold office until the third succeeding annual meeting of stockholders after their election, and until his successor shall be elected and shall qualify or until his earlier resignation, removal from office, death or other incapacity, subject to the provisions of Section D and Section E of Article SIXTH of the Certificate of Incorporation.

                  SECTION 3.3 Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and the same place as, the Annual Meeting of Stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

                  SECTION 3.4 Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

                  SECTION 3.5 Notice. Notice of any special meeting shall be given to each director at his business or residence in writing, by telegram, by facsimile or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If

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by telegram or facsimile,  such notice shall be deemed adequately delivered when such notice is sent at least twenty-four (24) hours before such meeting. If by telephone, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these By-Laws, as provided under Article VII, Section 7.1. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing, either before or after such meeting.

                  SECTION 3.6 Quorum. A whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough directors to leave less than a quorum.

                  SECTION 3.7 Vacancies. Subject to the rights of the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies of the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause (other than a vacancy resulting from removal by the stockholders, in which case such vacancy shall be filled by the stockholders) shall be filled only by a majority vote of the directors then in office, though less than a quorum. Additional directorships resulting from an increase in the number of directors shall be apportioned by the Board of Directors among the classes as equally as possible. Other vacancies of the Board of Directors filled between annual meetings of stockholders shall be to the class of directors to which the director previously belonged that is being replaced. Directors so chosen shall hold office until the next annual election of directors at which the term of the class to which he has been elected expires and until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

                  SECTION 3.8 Executive Committee. The Board of Directors may establish at such times as it shall determine, including immediately following each annual meeting of stockholders or a

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special  meeting of the same held for the  election of a majority of  directors, shall meet and shall appoint from its number by a majority vote of the Whole Board an Executive Committee of such number of members as from time to time may be selected by the Board, to serve until the next annual or special meeting at which a class of directors is elected or until the respective successor of each is duly appointed. The Executive Committee shall possess and may exercise all the powers and authority of the Board of Directors in the management and direction of the business and affairs of the Corporation, except as limited by law and except for the power to change the membership or to fill vacancies in the Board or said Committee. The Board shall have the power at any time to change the membership of said Committee, to fill vacancies in it, to make rules for the conduct of its business, or to dissolve it.

                  SECTION 3.9 Removal. Subject to the rights of the holders of any class or series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class.

                  SECTION 3.10 Chairman of the Board. The Board of Directors shall elect a Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board or such officer as he shall designate shall have responsibility for overseeing the affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and all such other duties as are properly required of him by the Board of Directors. Except where by law the signature of the President (if any) is required, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors. He shall make reports to the Board of Directors and the stockholders, and shall perform all such other duties as are properly required of him by the Board of Directors. He shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect.

                  SECTION 3.11 Vice-Chairman of the Board. The Board of Directors may elect a Vice-Chairman of the Board. The Vice- Chairman of the Board (if any) shall have such powers and duties as the Board of Directors may determine. If the Chairman of the Board is absent or unable to act, the Vice-Chairman of the Board shall, when present, preside at all meetings of the Board of Directors and the stockholders. In the event of the death or

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incapacity of the Chairman of the Board,  the  Vice-Chairman  of the Board shall assume all powers and responsibilities held by the Chairman of the Board until such time as the Board of Directors shall elect a new Chairman of the Board.

                                   ARTICLE IV

                                    OFFICERS

                  SECTION 4.1 Elected Officers. The elected officers of the Corporation shall be a President, a Secretary, a Treasurer, and such other officers (including, without limitation, a Chief Executive Officer, a Chief Operating Officer, and Vice- Presidents) as the Board of Directors from time to time may deem proper. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this ARTICLE IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any Committee thereof.

                  SECTION 4.2 Election and Term of Office. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the members of the Whole Board.

                  SECTION 4.3 President. The President (if one shall have been chosen by the Board of Directors) shall act in a general executive capacity and shall oversee the general management of and assist the Chairman of the Board in the operations of the Corporation's business and general supervision of its policies and affairs. The President shall, in the absence of or because of the inability to act of the Chairman of the Board, perform all duties of the Chairman of the Board and preside at all meetings of stockholders and of the Board of Directors. The President may sign with the Secretary, or an Assistant Secretary, or any other proper officer of the Corporation authorized by the Board of Directors, certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors. In the event of the death, inability or refusal to act of the President, the Board of Directors shall promptly meet for the purpose of electing his successor.


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

                  SECTION 4.4 Removal. Any officer elected by the Board of Directors may be removed by a majority of the members of the Whole Board whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

                  SECTION 4.5 Vacancies. A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

                                    ARTICLE V

                        STOCK CERTIFICATES AND TRANSFERS

                  SECTION 5.1 Stock Certificates and Transfers. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the appropriate officers of the Corporation may from time to time prescribe. The shares of stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

                  The certificates of stock shall be signed, countersigned and registered in such manner as the Board of Directors may by resolution prescribe, which resolution may permit all or any of the signatures on such certificates to be in facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

                  SECTION 5.2 Legend. Every certificate of stock shall have a restriction noted conspicuously on the certificate and shall set forth on either the face or back of the certificate a legend informing the holder of the certificate that the shares of stock represented by the certificate shall not be transferred to any Alien if, as a result of such transfer, in excess of twenty-five percent (25%) of the total number of outstanding shares of

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

capital stock of the Corporation, or such other amount as provided under the Act, would be held by Aliens.

                  SECTION 5.3 Record of Alien and Ineligible Investor Ownership. The Board of Directors may make such additional rules and regulations as it shall deem necessary or appropriate so that accurate records may be kept of the shares of stock of the Corporation owned of record and/or voted by or for the account of Aliens and/or Ineligible Investors.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  SECTION 6.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the last day of December of each year, or shall begin and end on such other days as shall be fixed by resolution of the Board of Directors.

                  SECTION 6.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                  SECTION 6.3 Seal. The corporate seal may bear in the center the emblem of some object, and shall have inscribed thereunder the words "Corporate Seal" and around the margin thereof the words "WHX Corporation - Delaware 1994."

                  SECTION 6.4 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors need be specified in any waiver of notice of such meeting.

                  SECTION 6.5 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

                  SECTION 6.6 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the President, or the Secretary, and such resignation shall be

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

deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the President, or the Secretary. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

                  SECTION 6.7 Indemnification of Directors, Officers, Employees and Agents. The Corporation shall provide indemnification as set forth in Article NINTH of the Certificate of Incorporation.

                                   ARTICLE VII

                                   AMENDMENTS

                  SECTION 7.1 Amendments. Until June 30, 2001, these By- Laws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting. Until June 30, 2001, no adoption, alteration, amendment or repeal of a By-Law by action of stockholders shall be effective unless approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. After June 30, 2001, these By-Laws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given not less than two days prior to the meeting.


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